This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, any securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES
ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                             STRUCTURAL TERM SHEET

MLMT 2004-BPC1                                                        10/15/2004

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

                                                           Net
                                                         Coupon
           Pd        Date               Balance            Rate           Principal          Interest            Cashflow

            0      11/1/2004         182,874,000.00
            1     12/12/2004         182,770,571.00        4.497          103,429.00         685,320.31          788,749.32
            2      1/12/2005         182,682,811.39        4.497           87,759.61         684,932.71          772,692.32
            3      2/12/2005         182,594,613.88        4.497           88,197.51         684,603.84          772,801.35
            4      3/12/2005         182,457,550.95        4.497          137,062.93         684,273.32          821,336.24
            5      4/12/2005         182,368,225.46        4.497           89,325.49         683,759.67          773,085.16
            6      5/12/2005         182,262,348.98        4.497          105,876.48         683,424.92          789,301.40
            7      6/12/2005         182,172,048.01        4.497           90,300.97         683,028.15          773,329.12
            8      7/12/2005         182,065,222.79        4.497          106,825.23         682,689.75          789,514.98
            9      8/12/2005         181,973,936.68        4.497           91,286.11         682,289.42          773,575.53
           10      9/12/2005         181,867,057.97        4.497          106,878.71         681,947.33          788,826.04
           11     10/12/2005         181,741,237.13        4.497          125,820.84         681,546.80          807,367.64
           12     11/12/2005         181,616,661.17        4.497          124,575.96         681,075.29          805,651.25
           13     12/12/2005         181,424,924.14        4.497          191,737.02         680,608.44          872,345.46
           14      1/12/2006         181,257,911.16        4.497          167,012.98         679,889.90          846,902.88
           15      2/12/2006         181,090,112.91        4.497          167,798.25         679,264.02          847,062.27
           16      3/12/2006         180,844,881.52        4.497          245,231.39         678,635.20          923,866.59
           17      4/12/2006         180,675,133.74        4.497          169,747.79         677,716.19          847,463.98
           18      5/12/2006         180,479,102.81        4.497          196,030.93         677,080.06          873,110.99
           19      6/12/2006         180,307,632.38        4.497          171,470.44         676,345.44          847,815.87
           20      7/12/2006         180,109,926.45        4.497          197,705.93         675,702.85          873,408.78
           21      8/12/2006         179,936,717.22        4.497          173,209.23         674,961.95          848,171.18
           22      9/12/2006         179,762,693.26        4.497          174,023.96         674,312.85          848,336.81
           23     10/12/2006         179,562,504.44        4.497          200,188.82         673,660.69          873,849.51
           24     11/12/2006         179,386,717.76        4.497          175,786.68         672,910.49          848,697.16
           25     12/12/2006         179,184,814.97        4.497          201,902.79         672,251.72          874,154.51
           26      1/12/2007         179,007,249.05        4.497          177,565.92         671,495.09          849,061.02
           27      2/12/2007         178,828,847.69        4.497          178,401.36         670,829.67          849,231.02
           28      3/12/2007         178,555,021.15        4.497          273,826.54         670,161.11          943,987.64
           29      4/12/2007         178,362,737.44        4.497          192,283.72         669,134.94          861,418.66
           30      5/12/2007         178,141,998.40        4.497          220,739.03         668,414.36          889,153.39
           31      6/12/2007         177,947,755.52        4.497          194,242.89         667,587.14          861,830.03
           32      7/12/2007         177,725,111.44        4.497          222,644.08         666,859.21          889,503.29
           33      8/12/2007         177,528,890.89        4.497          196,220.55         666,024.86          862,245.41
           34      9/12/2007         177,331,740.68        4.497          197,150.21         665,289.52          862,439.73
           35     10/12/2007         177,106,269.60        4.497          225,471.08         664,550.70          890,021.78
           36     11/12/2007         176,907,114.28        4.497          199,155.31         663,705.75          862,861.06
           37     12/12/2007         176,679,693.49        4.497          227,420.79         662,959.41          890,380.20
           38      1/12/2008         176,478,514.14        4.497          201,179.35         662,107.15          863,286.50
           39      2/12/2008         176,276,381.40        4.497          202,132.74         661,353.23          863,485.97
           40      3/12/2008         176,018,840.16        4.497          257,541.24         660,595.74          918,136.98
           41      4/12/2008         175,814,523.61        4.497          204,316.55         659,630.60          863,947.15
           42      5/12/2008         175,582,084.15        4.497          232,439.46         658,864.93          891,304.39
           43      6/12/2008         175,375,694.81        4.497          206,389.35         657,993.86          864,383.21
           44      7/12/2008         175,141,239.81        4.497          234,455.00         657,220.42          891,675.41
           45      8/12/2008         174,932,758.08        4.497          208,481.72         656,341.80          864,823.52
           46      9/12/2008         174,723,287.99        4.497          209,470.09         655,560.51          865,030.60
           47     10/12/2008         174,485,837.36        4.497          237,450.64         654,775.52          892,226.16
           48     11/12/2008         174,274,245.80        4.497          211,591.56         653,885.68          865,477.23
           49     12/12/2008         174,034,732.29        4.497          239,513.50         653,092.74          892,606.24
           50      1/12/2009         173,820,999.22        4.497          213,733.07         652,195.16          865,928.23
           51      2/12/2009         173,606,252.64        4.497          214,746.59         651,394.19          866,140.78
           52      3/12/2009         173,310,038.40        4.497          296,214.23         650,589.43          946,803.66
           53      4/12/2009         173,092,861.09        4.497          217,177.31         649,479.37          866,656.68
           54      5/12/2009         172,847,916.10        4.497          244,944.99         648,665.50          893,610.49
           55      6/12/2009         172,628,544.46        4.497          219,371.64         647,747.57          867,119.21
           56      7/12/2009         157,425,157.16        4.497       15,203,387.30         646,925.47       15,850,312.77
           57      8/12/2009         157,222,750.27        4.497          202,406.89         589,950.78          792,357.67
           58      9/12/2009         157,019,381.99        4.497          203,368.28         589,192.26          792,560.54
           59     10/12/2009         142,450,055.36        4.497       14,569,326.64         588,430.13       15,157,756.77
           60     11/12/2009         106,789,677.26        4.497       35,660,378.10         533,831.58       36,194,209.68
           61     12/12/2009         106,637,230.27        4.497          152,446.99         400,194.32          552,641.30
           62      1/12/2010         106,501,452.49        4.497          135,777.78         399,623.02          535,400.80
           63      2/12/2010         106,364,992.72        4.497          136,459.76         399,114.19          535,573.96
           64      3/12/2010         106,175,745.80        4.497          189,246.92         398,602.81          587,849.73
           65      4/12/2010         106,037,646.42        4.497          138,099.38         397,893.61          535,992.99
           66      5/12/2010         105,881,539.23        4.497          156,107.19         397,376.08          553,483.27

MLMT 2004-BPC1                                                       10/15/2004

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

                                                           Net
                                                         Coupon
           Pd        Date               Balance            Rate           Principal          Interest            Cashflow

           67      6/12/2010         105,741,960.73        4.497          139,578.50         396,791.07          536,369.57
           68      7/12/2010         105,584,414.90        4.497          157,545.83         396,268.00          553,813.82
           69      8/12/2010         105,443,342.54        4.497          141,072.36         395,677.59          536,749.95
           70      9/12/2010         105,301,561.44        4.497          141,781.10         395,148.93          536,930.03
           71     10/12/2010         105,141,873.29        4.497          159,688.15         394,617.60          554,305.75
           72     11/12/2010         104,998,576.37        4.497          143,296.92         394,019.17          537,316.09
           73     12/12/2010         104,837,413.89        4.497          161,162.48         393,482.16          554,644.65
           74      1/12/2011         104,692,586.05        4.497          144,827.84         392,878.21          537,706.05
           75      2/12/2011         104,547,030.49        4.497          145,555.57         392,335.47          537,891.03
           76      3/12/2011         104,349,526.47        4.497          197,504.01         391,790.00          589,294.01
           77      4/12/2011         104,202,243.57        4.497          147,282.90         391,049.85          538,332.75
           78      5/12/2011         104,037,204.19        4.497          165,039.39         390,497.91          555,537.30
           79      6/12/2011         103,888,350.60        4.497          148,853.59         389,879.42          538,733.01
           80      7/12/2011         103,721,783.51        4.497          166,567.09         389,321.59          555,888.69
           81      8/12/2011         103,571,343.57        4.497          150,439.94         388,697.38          539,137.32
           82      9/12/2011         103,420,147.53        4.497          151,196.04         388,133.61          539,329.65
           83     10/12/2011          99,237,868.10        4.497        4,182,279.42         387,567.00        4,569,846.43
           84     11/12/2011          93,716,948.80        4.497        5,520,919.30         371,893.91        5,892,813.21
           85     12/12/2011          93,563,182.28        4.497          153,766.52         351,204.27          504,970.79
           86      1/12/2012          93,424,045.99        4.497          139,136.29         350,628.03          489,764.32
           87      2/12/2012          93,284,205.55        4.497          139,840.44         350,106.61          489,947.05
           88      3/12/2012          93,112,979.89        4.497          171,225.66         349,582.56          520,808.22
           89      4/12/2012          92,971,563.07        4.497          141,416.82         348,940.89          490,357.71
           90      5/12/2012          92,814,142.86        4.497          157,420.21         348,410.93          505,831.14
           91      6/12/2012          92,671,212.48        4.497          142,930.38         347,821.00          490,751.38
           92      7/12/2012          92,512,320.08        4.497          158,892.41         347,285.37          506,177.77
           93      8/12/2012          92,367,860.94        4.497          144,459.14         346,689.92          491,149.06
           94      9/12/2012          92,222,670.55        4.497          145,190.39         346,148.56          491,338.95
           95     10/12/2012          92,061,579.90        4.497          161,090.65         345,604.46          506,695.11
           96     11/12/2012          91,914,838.05        4.497          146,741.85         345,000.77          491,742.62
           97     12/12/2012          91,752,238.34        4.497          162,599.71         344,450.86          507,050.56
           98      1/12/2013          91,603,929.45        4.497          148,308.89         343,841.51          492,150.41
           99      2/12/2013          91,454,869.70        4.497          149,059.74         343,285.73          492,345.47
          100      3/12/2013          91,259,935.78        4.497          194,933.92         342,727.12          537,661.04
          101      4/12/2013          91,109,131.44        4.497          150,804.34         341,996.61          492,800.95
          102      5/12/2013          90,942,580.27        4.497          166,551.18         341,431.47          507,982.65
          103      6/12/2013          90,790,168.05        4.497          152,412.21         340,807.32          493,219.53
          104      7/12/2013          90,622,052.94        4.497          168,115.11         340,236.15          508,351.26
          105      8/12/2013          90,468,016.70        4.497          154,036.24         339,606.14          493,642.38
          106      9/12/2013          90,313,200.43        4.497          154,816.27         339,028.89          493,845.16
          107     10/12/2013          90,142,746.97        4.497          170,453.47         338,448.72          508,902.18
          108     11/12/2013          89,986,282.52        4.497          156,464.45         337,809.94          494,274.40
          109     12/12/2013          89,814,225.91        4.497          172,056.60         337,223.59          509,280.20
          110      1/12/2014          89,656,096.72        4.497          158,129.19         336,578.81          494,708.00
          111      2/12/2014          89,497,166.65        4.497          158,930.07         335,986.22          494,916.29
          112      3/12/2014          89,293,272.18        4.497          203,894.47         335,390.63          539,285.10
          113      4/12/2014          89,132,501.58        4.497          160,770.60         334,626.54          495,397.14
          114      5/12/2014          88,956,256.50        4.497          176,245.08         334,024.05          510,269.13
          115      6/12/2014          88,793,777.86        4.497          162,478.63         333,363.57          495,842.20
          116      7/12/2014          67,839,837.15        4.497       20,953,940.71         332,754.68       21,286,695.40
          117      8/12/2014          51,852,364.85        4.497       15,987,472.30         254,229.79       16,241,702.09
          118      9/12/2014          35,315,484.26        4.497       16,536,880.59         194,316.74       16,731,197.33
          119     10/12/2014                      -        4.497       35,315,484.26         132,344.78       35,447,829.04
                                                                      --------------      -------------      --------------
Totals:                                                               182,874,000.00      60,703,852.83      243,577,852.83